Capital Group Core Balanced ETF
Investment portfolio
September 30, 2024
unaudited

Common stocks 66.29% Information technology 15.46%	Shares	Value (000)
Broadcom, Inc.	285,010	$49,164
Microsoft Corp.	78,651	33,843
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	121,351	21,075
Apple, Inc.	46,994	10,950
ASML Holding NV (ADR)	11,431	9,525
NVIDIA Corp.	70,138	8,518
Oracle Corp.	40,065	6,827
Applied Materials, Inc.	16,635	3,361
MicroStrategy, Inc., Class A1	16,371	2,760
		146,023
Financials 9.71%
Apollo Asset Management, Inc.	109,258	13,647
Aon PLC, Class A	32,404	11,211
Mastercard, Inc., Class A	17,002	8,396
Arthur J. Gallagher & Co.	29,359	8,261
Blackstone, Inc.	51,977	7,959
Discover Financial Services	49,140	6,894
JPMorgan Chase & Co.	30,341	6,398
Capital One Financial Corp.	42,340	6,340
Intercontinental Exchange, Inc.	32,172	5,168
Blue Owl Capital, Inc., Class A	253,097	4,900
CME Group, Inc., Class A	19,973	4,407
KKR & Co., Inc.	31,847	4,159
Wells Fargo & Co.	69,702	3,937
		91,677
Health care 9.32%
Eli Lilly and Co.	21,994	19,485
Vertex Pharmaceuticals, Inc.[1]	39,104	18,186
UnitedHealth Group, Inc.	27,145	15,871
Gilead Sciences, Inc.	167,293	14,026
Regeneron Pharmaceuticals, Inc.[1]	7,145	7,511
Novo Nordisk AS, Class B	42,604	5,006
Thermo Fisher Scientific, Inc.	6,636	4,105
AstraZeneca PLC	24,875	3,854
		88,044
Consumer discretionary 7.06%
Booking Holdings, Inc.	4,293	18,083
Home Depot, Inc.	40,734	16,505
Royal Caribbean Cruises, Ltd.	50,311	8,923
General Motors Co.	149,855	6,720
Amazon.com, Inc.[1]	33,650	6,270
Capital Group Core Balanced ETF — Page 1 of 5

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
D.R. Horton, Inc.	28,678	$5,471
Darden Restaurants, Inc.	28,638	4,700
		66,672
Communication services 6.37%
Meta Platforms, Inc., Class A	49,660	28,427
Alphabet, Inc., Class C	109,881	18,371
Comcast Corp., Class A	245,610	10,259
Charter Communications, Inc., Class A1	9,678	3,137
		60,194
Industrials 5.67%
L3Harris Technologies, Inc.	45,366	10,791
Deere & Co.	19,395	8,094
Caterpillar, Inc.	17,185	6,722
Ingersoll-Rand, Inc.	59,834	5,873
General Electric Co.	28,578	5,389
TransDigm Group, Inc.	3,747	5,348
Airbus SE, non-registered shares	33,349	4,871
Southwest Airlines Co.	122,246	3,622
Boeing Co.[1]	18,625	2,832
		53,542
Materials 4.93%
Franco-Nevada Corp.	76,798	9,539
Royal Gold, Inc.	60,037	8,423
Wheaton Precious Metals Corp.	135,498	8,276
ATI, Inc.[1]	111,409	7,455
Lundin Mining Corp.	558,670	5,853
Nucor Corp.	25,896	3,893
First Quantum Minerals, Ltd.[1]	227,495	3,102
		46,541
Consumer staples 3.52%
Philip Morris International, Inc.	149,085	18,099
Constellation Brands, Inc., Class A	33,212	8,558
Altria Group, Inc.	129,505	6,610
		33,267
Energy 2.72%
Canadian Natural Resources, Ltd.	514,406	17,081
ConocoPhillips	43,769	4,608
Schlumberger NV	76,393	3,205
Halliburton Co.	26,240	762
		25,656
Real estate 1.53%
VICI Properties, Inc. REIT	223,511	7,445
Extra Space Storage, Inc. REIT	39,000	7,028
		14,473
Total common stocks (cost: $565,797,000)		626,089
Capital Group Core Balanced ETF — Page 2 of 5

unaudited
Investment funds 32.17%	Shares	Value (000)
Capital Group Core Plus Income ETF[2]	10,974,672	$253,735
Capital Group Core Bond ETF[2]	1,861,460	50,166
Total Investment funds (cost: $297,925,000)		303,901
Short-term securities 1.93% Money market investments 1.93%
Capital Group Central Cash Fund 5.09%[2,3]	182,253	18,229
Total short-term securities (cost: $18,227,000)		18,229
Total investment securities 100.39% (cost: $881,949,000)		948,219
Other assets less liabilities (0.39)%		(3,730)
Net assets 100.00%		$944,489
Investments in affiliates2

	Value at 1/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 9/30/2024 (000)	Dividend or interest income (000)
Investment funds 32.17%
Capital Group Core Plus Income ETF	$36,987	$254,970	$45,275	$2,562	$4,491	$253,735	$5,827
Capital Group Core Bond ETF	—	49,930	—	—	236	50,166	156
Short-term securities 1.93%
Money market investments 1.93%
Capital Group Central Cash Fund 5.09%[3]	2,758	80,045	64,580	3	3	18,229	331
Total 34.10%				$2,565	$4,730	$322,130	$6,314

[1]	Security did not produce income during the last 12 months.
[2]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	Rate represents the seven-day yield at 9/30/2024.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Capital Group Core Balanced ETF — Page 3 of 5

unaudited
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. ETFs are generally valued at market prices which are based on the official closing price of, or the last reported sale price on, the principal exchange on which such underlying funds are traded, as of the close of business on the day the ETF is being valued or, lacking any sales, at the last available bid price.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At September 30, 2024, all of the fund’s investment securities were classified as Level 1.
Capital Group Core Balanced ETF — Page 4 of 5

unaudited

Key to abbreviation(s)
ADR = American Depositary Receipts

REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2024 Capital Group. All rights reserved.
ETGEFP3-314-1124
Capital Group Core Balanced ETF — Page 5 of 5